UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 8, 2024, Inspire Veterinary Partners, Inc. (the “Company”) received a staff determination from The Nasdaq Stock Market (“Nasdaq”) to delist the Company’s securities from the Nasdaq Capital Market (the “Staff Determination”). The Staff Determination was issued because, as of March 7, 2024, the Company’s securities had a closing bid price of $0.10 or less for at least ten consecutive trading days. Accordingly, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). The Company may appeal the Staff Determination, however, to a Hearings Panel (the “Panel”) by filing a hearing request with Nasdaq on or before March 15, 2024 pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A hearing request will stay the delisting of the Company’s securities pending the Panel’s decision.

Previously, on November 27, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq indicating that the Company’s common stock is subject to potential delisting from the Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the required minimum of $1.00 per share under Nasdaq Marketplace Rule 5550(a)(2) (the “Bid Price Rule”).

The Company intends to appeal the Staff Determination under the Low Priced Stock Rule and will file a hearing request with Nasdaq by March 15, 2024. Pending the hearing before the Panel, the Company’s securities will continue to be listed on the Nasdaq Capital Market. In the immediate future, the Company intends to implement an appropriate reverse split of its Class A Common Stock in order to regain compliance with both the Low Priced Stocks Rule and the Bid Price Rule. There can be no assurance, however, that the Company will be able to regain compliance with the Bid Price Rule and the Low Priced Stocks Rule or that it will otherwise be in compliance with other Nasdaq listing rules.

Additional information will be disclosed regarding the planned reverse split in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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